1997 Annual Report
                           GrandView Investment Trust
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                  May 26, 1997

                                                          Telephone 919-972-9922
                                                          U.S. WATS 800-525-FUND
                                                          Facsimile 919-442-4226


To the Shareholders of the GrandView REIT Index Fund:

We are pleased to present our second annual report for the GrandView REIT Index Fund. As is our custom, we present our results in the table below along with appropriate market benchmarks.

------------------- ----------------- ---------------- ----------------- ==================== -------------------
Period Ending          Dow Jones          S&P 500       GrandView REIT     GrandView REIT       GrandView REIT
                     Utility Index         Index            Index         Index Fund (NAV)        Index Fund
                    (Total Return )   (Total Return)    (Total Return)     (Total Return)           (MOP)
                                                                                                (Total Return)
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Three Month              -4.71%           -3.23%            -0.13%             -0.85%               -3.83%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Six Months               3.61%            11.25%            18.46%             17.32%               13.80%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
One Year                 8.60%            19.63%            31.16%             28.85%               24.98%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Since Inception          19.15%           43.71%            44.57%             37.10%               32.94%
From 07/03/95
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------

NAV= Net Asset Value (Without Sales Load)
MOP = Maximum Offering Price (With Sales Load)

As can be seen by the numbers above, it has been a good 12 month period for our investors. Our three, six and twelve month performance totals have exceeded both the general market as measured by the S&P 500 as well as comparable income oriented sector as represented by the Dow Jones Utility Index. The Fund is now over 5 times bigger than it was a year ago and is now fully invested in its benchmark index consisting of 60 REIT securities. As we have increased in size, we have continually narrowed the gap between the Fund's performance and the performance of its benchmark index. Investors are reminded that the Fund will never exactly duplicate the index's performance as a result of Fund expenses and timing of Fund purchases or redemptions. However, investors should anticipated returns that fall between 1-2% below that of the index on an annual basis. The Fund's correlation with its benchmark index continues to run at or above 99.9%. Finally, the Fund paid out $0.5512 per share in dividends and $0.0103 per share in capital gains over the 12 month period. We anticipate continuing to pay quarterly dividends in 1997 with any capital gains being paid in December 1997 and March 1998.

We think investors choose real estate securities for many reasons. Some of these reason include income, appreciation, and defensive diversification. We believe that an investment in The GrandView REIT Index Fund is a well diversified, lower risk, cost efficient way to achieve these objectives. This year's dividend distribution was above the average for the real estate mutual fund industry while the total return has provided excellent growth of principal. But one of the more unique aspects of real estate securities is their defensive characteristics in times of overall market volatility. The stock market in 1997 has seen wide swings both positive and negative in such indices as the Dow Jones
Industrial   Average  and  the  S&P  500.

Although not unscathed by market corrections, real estate securities should not be as volatile. This is primarily due to the income nature of the security. We think the 1997 performance to date of your investment in the GrandView REIT Index Fund shows the stabilizing influence a well diversified real estate fund can add to an investment portfolio.

Finally, since the last 12 months has been so good for the security class and your investment in particular, we are asked what the future holds and what should an investor expect going forward. This reminds us of the "What have you done for us lately?" question. First, it is impossible to predict the future but we can make some general observations. With minor exception, the real estate recovery is continuing. Supply and demand pressures are still on the demand side which should be bullish for rents and REIT earnings. Next, the overall economy of the country continues to display growth with low to moderate inflation. This has historically been characteristics that are kind to commercial real estate. Third, many large private holders of real estate such as pension funds and other institutional investors want to securitize their real estate holdings. This should mean that the REIT industry should continue to grow in size. Negatives include further interest rate increases by the Federal Reserve and historically high market valuations for individual REITs. Factoring all this together, it is our opinion, that if interest rates remain moderate, REIT investors should be expecting low to mid teen type annual total returns over a prolonged investment period. Remember, that one of the joys of an investment in the GrandView REIT Index Fund is that your investment will provide you the same general return as the overall REIT market regardless of what it is.

As always we thank you for your support and look forward to the future. Should you have any questions or desire additional information, please feel free to contact the Fund Administrator at 1-800-525-3863, or the offices of GrandView Advisers at 1-800-578-4301

Winsor H. Aylesworth
President
GrandView Advisers, Inc.

                           GrandView REIT Index Fund
                    Performance Update - $10,000 Investment
        For the period from July 3, 1995 (commencement of operations) to
                                 March 31, 1997

              GrandView      S&P 500         Dow Jones       GrandView
              REIT Fund      Index           Utility         REIT Index

 03-Jul-95    9,700.00       10,000.00       10,000.00       10,000.00

 30-Sep-95    9,991.00       10,748.00       10,722.00       10,463.00

 31-Dec-95   10,351.00       11,395.00       11,451.00       10,935.00

 31-Mar-96   10,321.00       12,007.00       10,963.00       11,147.00

 30-Jun-96   10,726.00       12,545.00       11,503.00       11,636.00

 30-Sep-96   11,335.00       12,933.00       11,491.00       12,343.00

 31-Dec-96   13,413.00       14,011.00       12,488.00       14,481.00

 31-Mar-97   13,298.00       14,387.00       11,890.00       14,447.00

This graph depicts the performance of the GrandView REIT Index Fund versus the S&P 500 Index, Dow Jones Utility Index, and GrandView REIT Index. It is important to note that the GrandView REIT Index Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Annualized Total Return

----------------------------------------------------------------------

                           Since Inception            One Year

----------------------------------------------------------------------

     No Sales Load              19.82%                 28.85%

----------------------------------------------------------------------

 Maximum 3% Sales Load          17.74%                 24.98%

----------------------------------------------------------------------


The graph assumes an initial $10,000 investment at July 3, 1995 ($9,700 after maximum sales load of 3.0%). All dividends and distributions are reinvested.

At March 31, 1997, the GrandView REIT Index Fund would have grown to $13,298 - total investment return of 32.98% since July 3, 1995. Without the deduction of the 3.0% maximum sales load, the GrandView REIT Index Fund would have grown to $13,762 - total investment return of 37.62% since July 3, 1995.

At March 31, 1997, a similar investment in the S&P 500 Index would have grown to $14,387 - total investment return of 43.87%; the Dow Jones Utility Index would have grown to $11,890 - total investment return of 18.90%; the GrandView REIT Index would have grown to $14,447 - total investment return of 44.47% since July 3, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                       Value
                                            Shares                    (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 96.68%

   Real Estate Investment Trusts

      American Health Properties, Inc.             402                    $9,899
      Arden Realty Group, Inc.                     393                    10,709
      Avalon Properties, Inc.                      897                    24,667
      Bay Apartment Communities, Inc.              338                    12,125
      Beacon Properties Corporation              1,144                    37,895
      BRE Properties, Inc.                         845                    20,914
      Cali Realty Corporation                      753                    24,096
      Capstead Mortgage Corporation              1,045                    21,291
      CarrAmerica Realty Corporation             1,070                    32,902
      CBL & Associates Properties, Inc.            374                     9,163
      Chateau Properties, Inc.                     205                     5,406
      Chelsea GCA Realty, Inc.                     208                     7,462
      Cousins Properties, Inc.                     750                    20,438
      Crescent Real Estate Equities Comp         1,868                    49,969
      CWM Mortgage Holdings, Inc.                1,208                    23,405
      Developers Diversified Realty Corp           567                    21,333
      Duke Realty Investments, Inc.                604                    24,538
      Equity Residential Properties Trus         1,286                    57,066
      Federal Realty Investment Trust              942                    24,257
      FelCor Suite Hotels, Inc.                    409                    15,031
      First Industrial Realty Trust, Inc           777                    24,476
      Franchise Corporation of America           1,014                    24,209
      Gables Residential Trust                     332                     8,466
      General Growth Properties                    790                    25,083
      Health Care Property Investors, In           725                    24,016
      Health and Retirement Property Tru         1,379                    24,822
      Highwoods Properties Inc.                    929                    31,122
      Horizon Group, Inc.                          386                     4,970
      Hospitality Properties Trust                 697                    21,346
      Kimco Realty Corporation                     742                    24,115
      Liberty Property Trust                       519                    12,716
      The Macerich Company                         434                    12,152
      Manufactured Home Communities, Inc           434                     9,494
      Meditrust Corporation                      1,567                    58,371
      Merry Land & Investment Company, I           634                    12,997
      Mills Corp.                                  319                     8,055
      National Health Investors, Inc.              402                    14,924
      Nationwide Health Properties, Inc.         1,072                    22,914
      New Plan Realty Trust                      1,192                    26,969
      OMEGA Healthcare Investors, Inc.             294                     9,224
      Patriot American Hospitality, Inc.         1,092                    26,481
      Post Properties, Inc.                        554                    21,121
      Public Storage, Inc.                       2,446                    70,934

                                                                    (Continued)

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997
--------------------------------------------------------------------------------
                                                                       Value
                                            Shares                    (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Realty Income Corporation                    398                    $9,154
      Resource Mortgage Capital, Inc.              348                     9,005
      Security Capital Pacific Trust             1,923                    46,873
      Security Capital Atlantic Incorpor           968                    21,538
      Security Capital Industrial Trust          2,424                    50,601
      Shurgard Storage Centers, Inc.               444                    12,265
      Simon DeBartolo Group, Inc.                2,558                    77,379
      Spieker Properties, Inc.                     743                    28,977
      Starwood Lodging Trust                     1,008                    39,312
      Storage USA, Inc.                            647                    23,858
      Sun Communities, Inc.                        264                     8,448
      Taubman Centers, Inc.                        868                    11,284
      TriNet Corporate Realty Trust, Inc           238                     7,527
      United Dominion Realty Trust               1,529                    22,553
      Vornado Realty Trust                         669                    44,656
      Washington Real Estate Investment            566                    10,117
      Weingarten Realty Investors                  551                    23,349
                                                   ---                    ------


Total Common Stocks (Cost $1,327,639)                                  1,418,439
                                                                       ---------


                                            Principal
                                             Amount
                                          ------------
REPURCHASE AGREEMENT (a) - 1.42%
      Wachovia Bank                            $20,729                    20,729
      6.50%, due April 1, 1997                                            ------
      (Cost $20,729)



Total Value of Investments (Cost $1,348,368 (b))           98.10%     $1,439,168
Other Assets Less Liabilities                               1.90%         27,930
                                                            ----          ------
   Net Assets                                             100.00%     $1,467,098
                                                          ======      ==========



(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.



                                                                    (Continued)

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997



(b)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                          $106,826
      Unrealized depreciation                                           (16,026)
                                                                       --------
         Net unrealized appreciation                                    $90,800
                                                                       ========


See accompanying notes to financial statements

                           GRANDVIEW REIT INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $1,348,368)                         $1,439,168
   Cash                                                                 6,479
   Income receivable                                                    6,646
   Prepaid expenses                                                     2,865
   Deferred organization expenses, net (note 4)                        17,695
   Due from advisor (note 2)                                               59
   Other assets                                                            50
                                                                   ----------
      Total assets                                                  1,472,962
                                                                   ----------
LIABILITIES
   Accrued expenses                                                     5,864
                                                                   ----------

NET ASSETS
   (applicable to 117,053 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)          $1,467,098
                                                                   ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($1,467,098 \ 117,053 shares)                                       $12.53
                                                                   ==========
MAXIMUM OFFERING PRICE PER SHARE
   (100 \ 97 of $12.53)                                                $12.92
                                                                   ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                 $1,380,082
   Accumulated net realized loss on investments                        (3,784)
   Net unrealized appreciation on investments                          90,800
                                                                   ----------
                                                                   $1,467,098
                                                                   ==========

See accompanying notes to financial statements

                           GRANDVIEW REIT INDEX FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Dividends                                                        $32,233
      Interest                                                             715
                                                                      --------
         Total income                                                   32,948
                                                                      --------
   Expenses
      Investment advisory fees (note 2)                                  2,126
      Fund administration fees (note 2)                                  1,366
      Custody fees                                                       5,370
      Registration and filing administration fees (note 2)               1,699
      Fund accounting fees (note 2)                                      9,300
      Audit fees                                                         6,471
      Legal fees                                                         2,533
      Securities pricing fees                                              570
      Shareholder recordkeeping fees                                       286
      Shareholder servicing expenses                                     2,261
      Registration and filing expenses                                   4,915
      Printing expenses                                                    261
      Amortization of deferred organization expenses (note 4)            5,442
      Trustee fees and meeting expenses                                    101
      Other operating expenses                                           3,365
                                                                      --------
         Total expenses                                                 46,066
                                                                      --------
         Less:
            Expense reimbursements (note 2)                            (37,598)
            Investment advisory fees waived (note 2)                    (2,126)
                                                                      --------
         Net expenses                                                    6,342
                                                                      --------
            Net investment income                                       26,606
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss from investment transactions                       (3,402)
   Increase in unrealized appreciation on investments                   91,681
                                                                      --------
      Net realized and unrealized gain on investments                   88,279
                                                                      --------
         Net increase in net assets resulting from operations         $114,885
                                                                      ========


See accompanying notes to financial statements

                                            GRANDVIEW REIT INDEX FUND

                                       STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                      period from
                                                                                                     July 3, 1995
                                                                                                    (commencement
                                                                                      Year ended   of operations)
                                                                                        March 31,    to  March 31,
                                                                                            1997             1996
------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                               $26,606           $5,240
     Net realized gain (loss) from investment transactions                                (3,402)           1,665
     Increase (decrease) in unrealized appreciation on investments                        91,681             (881)
                                                                                          ------             ----
        Net increase in net assets resulting from operations                             114,885            6,024
                                                                                         -------            -----

  Distributions to shareholders from
     Net investment income                                                               (26,606)          (5,240)
     Tax return of capital                                                                (5,692)               0
     Net realized gain from investment transactions                                         (479)          (1,568)
                                                                                            ----           ------
        Decrease in net assets resulting from distributions                              (32,777)          (6,808)
                                                                                         -------           ------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)              1,132,197          253,577
                                                                                       ---------          -------

           Total increase in net assets                                                1,214,305          252,793
                                                                                       =========          =======

NET ASSETS

  Beginning of period                                                                    252,793                0
                                                                                         -------          -------

  End of period                                                                       $1,467,098         $252,793
                                                                                      ==========         ========



(a) A summary of capital share activity follows:
                                                -----------------------------------------------------------------
                                                                                 For the period from July 3, 1996
                                                            Year ended             (commencement of operations)
                                                           March 31, 1997                  to March 31, 1996
                                                -----------------------------------------------------------------
                                                       Shares           Value            Shares            Value
                                                     ----------       ----------       ---------        ---------
Shares sold                                             100,474       $1,238,757          25,257         $258,779
Shares issued for reinvestment
  of distributions                                        2,066           24,781             482            4,916
                                                          -----           ------             ---            -----
                                                        102,540        1,263,538          25,739          263,695

Shares redeemed                                         (10,250)        (131,341)           (976)         (10,118)
                                                        -------         --------            ----          -------
  Net increase                                           92,290       $1,132,197          24,763         $253,577
                                                         ======       ==========          ======         ========




See accompanying notes to financial statements

                               GRANDVIEW REIT INDEX FUND

                                  FINANCIAL HIGHLIGHTS

                    (For a Share Outstanding Throughout the Period)


----------------------------------------------------------------------------------------
                                                                                For the
                                                                            period from
                                                                           July 3, 1995
                                                                       (commencement of
                                                            Year ended       operations)
                                                              March 31,     to March 31,
                                                                  1997             1996
----------------------------------------------------------------------------------------

Net asset value, beginning of period                            $10.21           $10.00

   Income from investment operations
      Net investment income                                       0.50             0.33
      Net realized and unrealized gain on investments             2.38             0.32
                                                                  ----             ----
         Total from investment operations                         2.88             0.65

   Distributions to shareholders from
      Net investment income                                      (0.50)           (0.33)
      Tax return of capital                                      (0.05)            0.00
      Net realized gain from investment transactions             (0.01)           (0.11)
                                                                 -----            ----
         Total distributions                                     (0.56)           (0.44)
                                                                 -----            -----

Net asset value, end of period                                  $12.53           $10.21
                                                                ======           ======


Total return (a)                                                 28.85 %           6.40 %
                                                                 =====             ====


Ratios/supplemental data

   Net assets, end of period                                $1,467,098         $252,793
                                                            ==========         ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees               7.59 %          20.63 %(b)
      After expense reimbursements and waived fees                1.04 %           1.05 %(b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees              (2.16)%         (13.66)%(b)
      After expense reimbursements and waived fees                4.38 %           5.86 %(b)


   Portfolio turnover rate                                       23.38 %          47.46 %

   Average broker commissions per share                          $0.07

   (a) Total return does not reflect payment of sales charge.

   (b) Annualized.



See accompanying notes to financial statements

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The GrandView REIT Index Fund (the "Fund") is a diversified series of shares of beneficial interest of the GrandView Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on February 6, 1995 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth of capital by selecting investments which are equity securities of real estate industry companies which are undervalued or have significant "turnaround" potential. The Fund began operations on July 3, 1995. Shares of the Fund purchased are subject to a maximum sales charge of 3.00%. Shares of the Fund redeemed are subject to a 1.00% redemption fee, which applies to redemptions during the first six months after share purchases. The redemption fee is subsequently reduced after the first six months and is eliminated after one year. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - At March 31, 1997, the Fund was considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The character of distributions made during the year from net investment income or net realized gains from investment transactions may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains are recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     The Fund records distributions received from its investments in real estate investment trusts that represent a tax return of capital as a reduction of the cost basis of investments.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

                                                                     (Continued)

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities loaned. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, GrandView Advisers, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.05% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $2,126 ($0.04 per share) and has voluntarily reimbursed $37,598 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.225% of the Fund's first $25 million of average daily net assets, 0.20% of the next $25 million of average daily net assets, and 0.175% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $800 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.



                                                                     (Continued)

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1997, the Distributor retained sales charges in the amount of $426.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

At March 31, 1997, the Advisor, its officers, and Trustees of the Fund held 20,197 shares or 17% of the Fund shares outstanding.

NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.

The Trustees of the Trust do not currently intend to authorize the payment of any such distribution and service fees from the Fund, although they have authority under the Plan to do so in the future. Shareholders of the Fund will be given at least sixty days written notice before any distribution and service fees are imposed.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,232,281 and $137,495, respectively, for the year ended March 31, 1997.


NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, The Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. All of the $0.01 per share of such distributions for the year ended March 31, 1997, represent long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Independent Auditors' Report



To the Board of Trustees and Shareholders
GrandView Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the GrandView REIT Index Fund (the "Fund"), a series of the GrandView Investment Trust, as of March 31, 1997, and the related statement of operations for the year then ended, and the sta tements of changes in net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to expr ess an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examinin g, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and sign ificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GrandView REIT Index Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and fi nancial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996 in conformity with generally accepted accounting principles.






Richmond, Virginia
April 25, 1997